Form N-SAR Exhibit 77Q1(d)

	The constituent instruments defining the rights of the holders of the new series, Spirit of America Income Fund, and of any amendments thereto, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the SEC via EDGAR on December 19, 2008 (Accession No. 0001193125-08-256134).